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    As filed with the Securities and Exchange Commission on August 1, 1996

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report June 25, 1996
                        (Date of earliest event reported)

Commission            Registrant, State of Incorporation;    I.R.S. Employer
File Number           Address and Telephone Number           Identification No.
- -----------           ----------------------------           ------------------

1-9130                CENTERIOR ENERGY CORPORATION             34-1479083
                      (An Ohio Corporation)
                      6200 Oak Tree Boulevard
                      Independence, Ohio 44131
                      Telephone (216) 447-3100


1-2323                THE CLEVELAND ELECTRIC                   34-0150020
                      ILLUMINATING COMPANY
                      (An Ohio Corporation)
                      55 Public Square
                      Cleveland, Ohio 44113
                      Telephone (216) 622-9800


1-3583                THE TOLEDO EDISON COMPANY                34-4375005
                      (An Ohio Corporation)
                      300 Madison Avenue
                      Toledo, Ohio 43652
                      Telephone (419) 249-5000

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This combined Form 8-K is separately filed by Centerior Energy Corporation
("Centerior Energy"), The Cleveland Electric Illuminating Company ("Cleveland Electric") and The Toledo Edison Company ("Toledo Edison"). Centerior Energy, Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Companies". Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Operating Companies". Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to either or both of the Operating Companies is also attributed to Centerior Energy.

ITEM 5.           OTHER EVENTS.

         1. Shareholder Rights Plan. On June 25, 1996, the Board of Directors of Centerior Energy declared a dividend distribution of one Right for each outstanding share of Common Stock, without par value, of Centerior Energy to shareholders of record on July 8, 1996, and authorized Centerior Energy's management to enter into a Shareholder Rights Agreement in the form of Exhibit 4 hereto ("Rights Agreement"). On June 25, 1996, the Rights Agreement was executed and delivered by Centerior Energy and KeyBank National Association, as Rights Agent.

         A copy of the Rights Agreement is attached hereto as Exhibit 4 and is incorporated herein by reference. A copy of the Rights Agreement is available free of charge from Centerior Energy or the Rights Agent, on behalf of Centerior Energy. This description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

         2. Common Stock Buy-back Program. On June 25, 1996, the Board of Directors of Centerior Energy extended its existing stock buy-back program for one year through June 30, 1997. The Board authorized Centerior Energy to purchase up to 14,802,592 shares (10% of the shares outstanding on June 25, 1996) of its Common Stock in the open market from time-to-time. The number of shares authorized to be purchased under the program is an increase from 1,500,000. Any shares purchased will be held as treasury stock. The Common Stock buy-back program was initially authorized in July 1991. Under the program, Centerior Energy has purchased an aggregate of 225,500 shares. No purchases have been made since August 1992.

         3. Management Changes. For background relating to this topic, see "Item
10. Directors and Executive Officers of the Registrants" in the Companies' Annual Reports on Form 10-K for the year ended December 31, 1995.

         On June 25, 1996, the Board of Directors of Centerior Service Company ("Centerior Service") elected John P. Stetz and John K. Wood to the positions of Senior Vice President - Nuclear and Vice President Nuclear - Davis-Besse, respectively, effective July 1, 1996. Previously Mr. Stetz was Vice President - Nuclear -Davis-Besse. Mr. Wood's business experience over the past five years included the following positions with Toledo Edison: Manager of Operations of the Davis-Besse Nuclear Power Station (November 1990 until June 1993) and General Manager - Davis-Besse (June 1993 until July 1, 1996).
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibit 4 Rights Agreement, dated June 25, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        CENTERIOR ENERGY CORPORATION
                        Registrant

                        THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                        Registrant

                        THE TOLEDO EDISON COMPANY
                        Registrant

                       By: JANIS T. PERCIO
                           -------------------------------
                           Janis T. Percio,
                           Secretary of each Registrant

Dated:  August 1, 1996